UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 15, 2026

Knife River Corporation
(Exact name of registrant as specified in its charter)

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)
Delaware	1-41642	92-1008893

1150 West Century Avenue
P.O. Box 5568
Bismarck, North Dakota 58506-5568
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code (701) 530-1400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)
Common Stock, $0.01 par value	KNF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 15, 2026, Knife River Corporation (the “Company”) and certain of its subsidiaries entered into that certain Second Amendment (the “Second Amendment”) with the lenders and other parties party thereto and JPMorgan Chase Bank, N.A., as administrative agent, amending that certain Credit Agreement, dated as of May 31, 2023 (as previously amended, restated, amended and restated, supplemented or otherwise modified, the “Credit Agreement”), among the Company, the lenders and other parties party thereto and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent.

Pursuant to the terms of the Second Amendment, the Company increased the existing term B loans (the “Existing Term B Loans”) by an aggregate principal amount of $400 million and reduced the interest rate margin applicable thereto by 0.25%. After giving effect to the Second Amendment, the aggregate principal amount of term B loans outstanding under the Credit Agreement was $895 million (such loans, the “2026 Tranche B Term Loans”).

The 2026 Tranche B Term Loans have substantially similar terms as the Existing Term B Loans, except with respect to the applicable interest rate. Borrowings under the 2026 Tranche B Term Loans bear interest at an annual rate equal to, at the Company’s option, either (a) 1.75% per annum, in the case of SOFR loans, or (b) 0.75% per annum, in the case of alternate base rate loans.

The Company intends to use the proceeds from the 2026 Tranche B Term Loans to refinance the Existing Term B Loans, repay borrowings under the Revolving Credit Facility and for working capital and general corporate purposes.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement, as amended by the Second Amendment, which is filed as Exhibit 10.1 to this 8-K and incorporated by reference herein.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance
Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01.     Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number    Description

10.1                Second Amendment, dated as of May 15, 2026, among Knife River Corporation, as borrower, the guarantors party thereto, the lenders and other parties party thereto, and JPMorgan Chase Bank, N.A., as administrative agent.

104                Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Knife River Corporation

Date May 18, 2026	By /s/ Karl A. Liepitz
Karl A. Liepitz
Vice President, Chief Legal Officer and Secretary
3